Because the electronic format for filing Form N-SAR does not provide adequate space for responding to item 15 completely, the answers are as follows:. . .


                                                    This page is being
     CUSTODIAN/SUB-CUSTODIAN                      filed for ALL series.

15.A) Custodian/Sub-custodian: Deutsche Bank AG
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Mumbai     State:    Zip Code:       Zip Ext.:
   D) Foreign Country: India    Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


                                                      This page is being
     CUSTODIAN/SUB-CUSTODIAN                          filed for ALL series.

15.A) Custodian/Sub-custodian:Deutsche Bank AG
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Seoul       State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Republic of Korea  Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


                                                     This page is being
     CUSTODIAN/SUB-CUSTODIAN                         filed for ALL series.

15.A) Custodian/Sub-custodian: The HongKong & Shanghai Banking Corp. Ltd.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Seoul      State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Republic of Korea   Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


                                                     This page is being
     CUSTODIAN/SUB-CUSTODIAN                         filed for ALL series.

15.A) Custodian/Sub-custodian: KAS Bank N.V.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Amsterdam   State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Netherlands     Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


                                                     This page is being
     CUSTODIAN/SUB-CUSTODIAN                         filed for ALL series.

15.A) Custodian/Sub-custodian: Barclays Bank of Zambia Plc.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Lusaka                State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Zambia      Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


						     This page is being
     CUSTODIAN/SUB-CUSTODIAN                         filed for ALL series.

15.A) Custodian/Sub-custodian: United Overseas Bank Ltd.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Singapore       State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Singapore   Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


						     This page is being
     CUSTODIAN/SUB-CUSTODIAN                         filed for ALL series.

15.A) Custodian/Sub-custodian: Nedcor Bank Ltd.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Braamfontein     State:    Zip Code:       Zip Ext.:
   D) Foreign Country: South Africa  Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9

						     This page is being
     CUSTODIAN/SUB-CUSTODIAN                         filed for ALL series.

15.A) Custodian/Sub-custodian: Citibank Pty. Limited
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Melbourne      State:     Zip Code:       Zip Ext.:
   D) Foreign Country: Australia  Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9



						     This page is being
     CUSTODIAN/SUB-CUSTODIAN                         filed for ALL series.

15.A) Custodian/Sub-custodian: Euroclear
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Brussels  State:     Zip Code:       Zip Ext.:
   D) Foreign Country: Euroclear  Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





     Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for next/more.
                              SCREEN NUMBER:  9



						     This page is being
     CUSTODIAN/SUB-CUSTODIAN                         filed for ALL series.

15.A) Custodian/Sub-custodian: Deutsche Bank AG
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Amsterdam  State:     Zip Code:       Zip Ext.:
   D) Foreign Country: France  Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





     Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for next/more.
                              SCREEN NUMBER:  9




						     This page is being
     CUSTODIAN/SUB-CUSTODIAN                         filed for ALL series.

15.A) Custodian/Sub-custodian: Clearstream Banking
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Luxembourg  State:     Zip Code:       Zip Ext.:
   D) Foreign Country: Luxembourg  Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9





						     This page is being
     CUSTODIAN/SUB-CUSTODIAN                         filed for ALL series.

15.A) Custodian/Sub-custodian: HVB Bank Serbia and Montenegro a.d.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Belgrade  State:     Zip Code:       Zip Ext.:
   D) Foreign Country: Serbia  Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9




Dryden Total Return Bond Fund